UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2006
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
News Release

Item 2.02 Results of Operations and Financial Condition.
      On October 12, 2006, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s third quarter financial results for the reporting period ended September 30, 2006. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On October 12, 2006, the Company also hosted its quarterly earnings conference call, which was accessible to the public. A recording of the conference call will be available through the end of the business day on October 19, 2006 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 7216103, and on the Company’s website, www.polarisindustries.com.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 12, 2006

POLARIS INDUSTRIES INC.
/s/Michael W. Malone
Michael W. Malone
Vice President -- Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated October 12, 2006 of Polaris Industries Inc.

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